Exhibit 10.1

FIRST AMENDMENT TO MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made as of May 31, 2005 by and between: (i) IHG MANAGEMENT (MARYLAND) LLC, a Maryland limited liability company (“IHG Maryland”), and INTERCONTINENTAL HOTELS GROUP (CANADA), INC., a corporation under the laws of Ontario, Canada (“IHG Canada”, and together with IHG Maryland, collectively, “Manager”), and (ii) HPT TRS IHG-2, INC., a Maryland corporation (“Owner”).

WHEREAS, IHG Maryland and Owner entered into that certain Management Agreement, dated as of February 16, 2005 (the “Management Agreement”); and

WHEREAS, pursuant to that certain Assignment and Assumption of Management Agreement, dated as of February 16, 2005, by and between IHG Maryland and IHG Canada (the “Assignment”), IHG Maryland assigned to IHG Canada, and IHG Canada assumed from IHG Maryland, certain rights and obligations in the Management Agreement, as more particularly described in the Assignment; and

WHEREAS, Manager and Owner wish to amend the Management Agreement to include, among other things, the Hotel located at the Site listed on Exhibit A attached hereto(the “Additional Hotel”);

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, Owner and Manager, intending to be legally bound, hereby agree as follows:

1.                                       Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Management Agreement.

2.                                       Section 1.10 of the Management Agreement is deleted in its entirety and replaced with the following:

1.10  “Base Priority Amount”  shall initially mean the following annual amounts with respect to the corresponding periods:

If the Effective Date with respect to Austin, Texas InterContinental Hotel is on or before December 31, 2005:

Period	Annual Amount

February 16, 2005 until the Effective Date with respect to Austin, TX InterContinental Hotel	$26,018,731.00

From such Effective Date until December 31, 2005	$28,900,000.00

Thereafter	$30,706,250.00

If such Effective Date is after December 31, 2005:

Period	Annual Amount

February 16, 2005 – December 31, 2005	$26,018,731.00

January 1, 2006 until such Effective Date	$27,644,902.00

Thereafter	$30,706,250.00

Provided that Purchaser performs its obligations under Section 3.2(b) of the Purchase Agreement, the Base Priority Amount shall be increased by $850,000 per annum on each of January 1, 2006 and January 1, 2007 and by $425,000 per annum on January 1, 2008.

3.                                       Intentionally deleted.

4.                                       Section 1.34 of the Management Agreement is deleted in its entirety and the following inserted into its place:

“1.34 “Effective Date” shall mean February 16, 2005 with respect to all Hotels hereunder except for the Austin, TX InterContinental Hotel, for which the “Effective Date: shall be May 31, 2005.”

5.                                       Section 1.108 of the Management Agreement is deleted in its entirety and the following inserted in its place:

“1.108  “Sites”  shall mean, collectively, the parcels of real estate more particularly described in Exhibits A-1 and A-2.”

6.                                       Exhibit A to the Management Agreement is hereby amended by renaming it Exhibit A-1.  Exhibit A to this Amendment is inserted as Exhibit A-2 to the Management Agreement after such Exhibit A-1.

7.                                       Exhibit C to the Management Agreement is hereby deleted in its entirety and replaced with the Exhibit C attached hereto.

8.                                       There is added to the end of Exhibit D to the Management Agreement the maps showing, or other descriptions of, the Restricted Area for the Additional Hotel set forth in Exhibit D hereto.

9.                                       As of the date hereof, no event has occurred and is continuing under the Management Agreement that constitutes a Manager Default or Manager Event of Default.

10.                                 Manager hereby consents to the amendment to the Lease of even date herewith pursuant to which Owner leases the Additional Hotel from Purchaser.

11.                                 All references in the Management Agreement to the Management Agreement shall be deemed to be references thereto as amended hereby.

12.                                 As modified hereby, the Management Agreement is in full force and effect and is hereby ratified and confirmed.

13.                                 This Amendment may be executed in one or more counterparts, all of which counterparts shall constitute but one and the same document.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the day and year first above written.

OWNER:

HPT TRS IHG-2, INC.

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	Vice President

MANAGER:

IHG MANAGEMENT (MARYLAND) LLC

By:	/s/ Robert J. Chitty
Name:	Robert J. Chitty
Title:	Vice President

INTERCONTINENTAL HOTELS GROUP (CANADA), INC.

By:	/s/ Robert J. Chitty
Name:	Robert J. Chitty
Title:	Vice President

The following exhibits have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

Exhibits	Document

A	Exhibit A-2 to the Management Agreement: Legal Descriptions

C	Substitute Exhibit C to the Management Agreement: Allocations

D	Restricted Areas for the Additional Hotel

Exhibit B has been reserved and was not used in the document.